UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 22, 2020

AMN HEALTHCARE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16753	06-1500476
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8840 Cypress Waters Boulevard, Suite 300 Dallas, Texas 75019
(Address of principal executive offices) (Zip Code)

(866) 871-8519
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AMN	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 22, 2020, AMN Healthcare Services, Inc. (the “Company”) amended Article 2, Section 2.3 of the Company’s Amended and Restated Bylaws (the “Bylaws”) to (i) reduce the ownership requirement for stockholders seeking to call a special meeting to 15% of the Company’s outstanding common stock, and (ii) add a requirement that eligible stockholders continuously own their common stock for one year in order to satisfy the 15% threshold. The Company’s Board of Directors had approved the amendment to the Bylaws in February 2020 subject to the Company’s shareholders also approving it by a majority of the shares entitled to vote and present or represented by proxy at the Company’s 2020 annual shareholders meeting. The Company’s shareholders approved the amendment to the Bylaws on April 22, 2020 (see Item 5.07 below). This summary of the Bylaw amendment is qualified in its entirety by reference to the full text of the Bylaws, which are filed as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated into this filing by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of the Company held on April 22, 2020 (the "Annual Meeting"), the Company's shareholders voted on five proposals as set forth below, each of which is described in greater detail in the Company’s 2020 Proxy Statement. The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

1.	The individuals listed below were elected at the Annual Meeting by the vote set forth in the table immediately below to serve as directors of the Company until the next annual meeting of shareholders or until each of their respective successors have been duly elected and qualified:

Director	For	Against	Abstain	Broker Non-Votes
Mark G. Foletta	42,277,773	56,220	54,948	2,093,252
Teri G. Fontenot	42,328,390	5,668	54,883	2,093,252
R. Jeffrey Harris	41,338,078	995,858	55,005	2,093,252
Michael M.E. Johns, M.D.	41,575,804	758,289	54,848	2,093,252
Daphne E. Jones	42,319,488	14,568	54,885	2,093,252
Martha H. Marsh	42,191,047	142,844	55,050	2,093,252
Susan R. Salka	42,044,561	289,397	54,983	2,093,252
Douglas D. Wheat	40,292,782	1,996,181	99,978	2,093,252

2.	The approval, on an advisory basis, of the compensation awarded to the Company's named executive officers, as described in the Company’s 2020 Proxy Statement. This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
40,457,509	1,538,758	392,674	2,093,252

3.	The ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020. This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
43,115,319	1,316,062	50,812	0

4.	To approve a proposal to reduce the threshold necessary to call a special meeting of shareholders to 15%. This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
36,319,796	6,008,546	60,599	2,093,252

2

5.	The shareholder proposal entitled “Make Shareholder Right to Call Special Meeting More Accessible” was not approved in accordance with the vote set forth immediately below:

For	Against	Abstain	Broker Non-Votes
13,351,221	28,818,401	219,319	2,093,252

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.2	Tenth Amended and Restated Bylaws of AMN Healthcare Services, Inc. dated April 22, 2020 furnished pursuant to Item 5.03 of this Current Report on Form 8-K.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMN Healthcare Services, Inc.

Date: April 27, 2020	By:	/s/ Susan R. Salka
Susan R. Salka
Chief Executive Officer

4